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                                                                   EXHIBIT 10.16

                                 CONFIDENTIAL

     This technology license agreement ("Agreement") is made the 2nd day of June 1999 ("Effective Date")

     BETWEEN

     ARM LIMITED whose registered office is situated at 90 Fulbourn Road, Cambridge CB1 9JN, England ("ARM");

     and

     VIRATA LTD whose principal place of business is situated at Mount Pleasant House, 2 Mount Pleasant, Huntingdon Road, Cambridge, CB3 0BL ("Virata") hereunder procuring rights and accepting obligations for itself and its Subsidiaries (as defined below).

     WHEREAS

     LICENSEE has requested ARM and ARM has agreed to license LICENSEE to manufacture and distribute certain ARM Compliant Products (as defined below) on the following terms and conditions.

     Therefore, in consideration of the mutual representations, warranties, covenants, and other terms and conditions contained herein, the parties agree as follows:

1.   Definitions

1.1 "ARM7TDMI-S" shall mean the ARM core as described and identified in the ARM technical reference manual for ARM7TDMI-S (ARM-DDI-0084).

1.2 "ARM Core" shall mean the ARM7TDMI core as described and identified in the ARM7TDMI datasheet (ARM-DDI-0029).

1.3 "ARM Compliant Product" shall mean any single silicon chip developed by LICENSEE which contains at a minimum:

     (i)   an Implementation Compliant Core; and

     (ii) additional LICENSEE or customer circuitry which adds significant functionality.

1.4 "ARMv4T Instruction Sets" shall mean both the ARM instruction set and THUMB instruction set as each are defined in the ARM Architecture Reference Manual (ARM-DDI-0100).

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1.5   "Authorised Device(s)" shall mean each or all, as the context admits, of up to * Unique ARM Compliant Products.

1.6 "Authorised Distributor" shall mean those distributors appointed, in writing, by LICENSEE.

1.7 "AVS" shall mean the ARM Architectural Validation Suite, in binary code format, identified in Schedule 1 Part B Item B8.

1.8 "Confidential Information" shall mean; (i) any trade secrets relating to the ARM Core, the PIV Card, the PID Card, the Models, and the Transfer Materials; (ii) any information designated in writing by either party, by appropriate legend, as confidential; and (iii) any information which is first disclosed orally but designated as confidential at the time of disclosure and is thereafter reduced to writing for confirmation and sent to the other party within thirty (30) days after its oral disclosure and designated, by appropriate legend, as confidential; and (iv) the terms and conditions of this Agreement.

1.9 "Design Rules" shall mean the UMC 0.25um 2.5v/3.3v 2P5M Mixed Mode Process Topological Layout Rules spec no. G-03-mixedmode25 2.5v/3.3/-2P5M-TLR version 0.1 dated 03 October 1998, subject to any waivers thereto agreed between the parties, and subject to the port being technically feasible and receipt of reasonable notice and the agreement between the parties of reasonable porting fees, the UMC 0.18 micron design rules.

1.10 "Design Win Event" shall mean when LICENSEE commences design work for the development of any Unique ARM Compliant Product.

1.11 "End User License" shall mean a license agreement substantially conforming to that agreement set forth in Schedule 8.

1.12 "Functional Test Vectors" shall mean one of the sets of test vectors identified in Schedule 1 Part B items B6, B11 and B12.

1.13 "Implementation Compliant Core" shall mean an implementation of the ARM Core which:

      (i)   executes each and every instruction in the ARMv4T Instruction Sets;

      (ii) executes no additional instructions to those contained in the ARMv4T Instruction Sets;

________________________

* Pursuant to a request for confidential treatment, selected information in this document has been omitted and separately filed with the Securities and Exchange Commission.

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     (iii)  exhibits a Von Neumann Architecture;

     (iv)   exhibits a Pipeline Length of three (3);

     (v)    is Single Issue;

     (vi) executes all instructions at an identical rate of cycles per instruction ("CPI") to that specified in the ARM7TDMI datasheet (ARM-DDI-0029);

     (vii) implements the programmer's model as identified in the ARM Architecture Reference Manual (ARM-DDI-0100);

     (viii) passes the Functional Test Vectors; and

     (ix) has been manufactured on a process on which a Test Chip has been verified in accordance with the provisions of Clause 3.

1.14 "Intellectual Property" shall mean any patents, patent rights, trade marks, service marks, registered designs, topography or semiconductor maskwork rights, applications for any of the foregoing, copyright, know-how, unregistered design right, trade secrets and know-how and any other similar protected rights in any country, which are taken into use in the design, use or production of the ARM Core, PID Card, PIV Card, the Models, or Transfer Materials.

1.15  "LICENSEE" shall mean Virata and its Subsidiaries.

l.16  "Models" shall mean: (i) the source code of the programs identified in
      Schedule I Part F Item Fl; (ii) the object code and such source code of the programs identified in Schedule 3 part A as may be necessary (at ARM's absolute discretion) to allow the support of multiple releases of the specified simulator; and (iii) subject to the payment by LICENSEE of the fee(s) set out in Clause 7.4, the object code and such source code of the programs identified in Schedule 3 part B as may be necessary (at ARM's absolute discretion) to allow the support of multiple releases of the specified simulator; together with such Updates thereof, if any, as are developed by or for ARM.

1.17 "Pipeline Length" shall mean the number of clocked stages through which each single-cycle instruction must pass to complete the execution of such instruction.

1.18  "PID Card" shall mean the hardware identified in Schedule l Part E item
      E13.

1.19  "PIV Card" shall mean the hardware identified in Schedule I Part E item
      El1.

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1.20  "Quarter" shall mean each calendar quarter ending the 31st March, 30th
      June, 30th September and 31st December of any year.

1.21 "Royalty Premium" shall mean * for each unit of ARM Compliant Product distributed by Licensee as at the date of election in accordance with Clause 10.1.

1.22 "Royalty Report" shall mean a report containing no less information than set out in Schedule 6 Exhibit 1.

1.23 "Single Issue" shall mean that only one instruction is issued for execution within the integer unit in any single clock cycle (where for the purposes of this definition clock shall mean the clock that advances the pipeline).

1.24 "Software Development Toolkit" shall mean the software development toolkit version 2.5 with software process order reference number SD250-KT-00000.

1.25 "Subsidiary" means any company the majority of whose voting shares is now or hereafter owned or controlled, directly or indirectly, by a party hereto or any company a majority of whose voting shares is now or hereafter owned or controlled, directly or indirectly, by any of the aforementioned entities. A company shall be considered a Subsidiary only so long as such control exists.

1.26 "Test Chip" shall mean a device which complies with the test chip specification set forth in Schedule 1 Part E item El.

1.27 "Test Chip Functional Test Vectors" shall mean those test vectors identified in Schedule 1 Part E item E4.

1.28 "Test Chip Device Characterization Vectors" shall mean those test vectors identified in Schedule I Part E items E5.

1.29 "Trademarks" shall mean the trademarks, service marks and logos set forth in Schedule 5.

1.30 "Transfer Materials" shall mean that technical information with respect to the ARM Core as set forth in Schedule 1.

1.31 "Updates" shall mean any bug fixes or enhancements to the Models or modifications to the Transfer Materials the incorporation of which ARM, in its absolute discretion, decides does not cause to be created a new product.


________________________

* Pursuant to a request for confidential treatment, selected information in this document has been omitted and separately filed with the Securities and Exchange Commission.

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1.32  "Unique ARM Compliant Product" shall mean an ARM Compliant Product which;
      (i) is functionally different from any other ARM Compliant Product manufactured by or for LICENSEE, except that any ARM Compliant Product created only as a result of a bug fix (which means a change to an ARM Compliant Product which causes it to operate in accordance with its original specification) to an existing ARM Compliant Product shall not be deemed to be functionally different notwithstanding that such bug fix has resulted in a change in the functionality of the device; (ii) is manufactured by or for LICENSEE; and (iii) has a part number which is different from any other ARM Compliant Product manufactured by or for LICENSEE. For the avoidance of doubt an optical shrink of an existing ARM Compliant Product shall not be deemed to be a Unique ARM Compliant Product.

1.33 "Use" shall mean the following limited acts in respect of the object code of the Models;

      (i) use of (including copying the object code of the Models to the extent that such copying is incidental to such use) the object code of the Models, or any part thereof; and

      (ii) making one copy of the object code of the Models solely for backup and archival purposes.

      Use shall specifically exclude; (a) the translation, adaptation, arrangement or other alteration of the object code of the Models except as allowed by local legislation implementing Article 6 of the EC Directive on the legal protection of computer programs (91/250/EEC) and then only to the extent necessary to achieve interoperability of an independently created program with other programs; and (b) the copying adapting or reverse compiling of the object code of the Models for the purpose of error correction.

1.34 "Von Neumann Architecture" shall mean a microprocessor architecture which dictates that the instruction stream for the integer unit shares the same port with the data stream for such integer unit.

2.    Licence

2.1 ARM hereby grants to LICENSEE, under ARM's Intellectual Property rights (including any intellectual property rights for which ARM has the right to grant sub-licenses), a perpetual (subject to Clause 18.2), non-transferable (subject to Clause 20.3), non-exclusive, world-wide right and licence to:

      (i) use the PIV Card, the PID Card and use and copy the Transfer Materials and/or any Intellectual Property only for the purposes of designing, having designed (subject to the provisions of Clause 2.2), manufacturing and having manufactured (subject to the provisions of Clause 2.4) the Authorised Devices;

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     (ii)  sell, supply and distribute the Authorised Devices manufactured in accordance with Clause 2.1(i) only, and authorise LICENSEE's Authorised Distributors to do the same; and

     (iii) modify, copy, distribute and have distributed the documentation identified in Schedule 1 Part A item Al.

2.2 LICENSEE may exercise its right to have developed Authorised Devices if LICENSEE ensures that any third party developer ("Developer") subcontracted by LICENSEE agrees;

     (i) to be bound by obligations of confidentiality no less restrictive than those contained in this Agreement; and

     (ii) to supply the design of any Authorised Device solely to LICENSEE.

2.3 If any Developer breaches the provisions of confidentiality referred to in Clause 2.2(i) and LICENSEE fails to use its reasonable efforts to remedy the breach and prevent further breaches by the Developer and such failure has an adverse effect upon ARM, then LICENSEE agrees that such breach shall be treated as a material breach of this Agreement by LICENSEE which is incapable of remedy thus entitling ARM to summarily terminate this Agreement in accordance with the provisions of Clause 18.2. LICENSEE shall hold ARM harmless from and keep ARM indemnified against all and any loss, liability, costs, damages, expenses (including the fees of lawyers and other professionals), suffered, incurred or sustained as a result of or in relation to such breach and ARM undertakes to LICENSEE that it shall use its reasonable efforts to mitigate any such loss, liability, costs, damages, expenses suffered, incurred or sustained by it.

2.4 LICENSEE may exercise its right to have the Authorised Devices manufactured by a subcontracted manufacturer ("Manufacturer") in accordance with the provisions of Clause 2.1(i) if:

     (i) LICENSEE notifies ARM of the identity of such Manufacturer not less than thirty (30) days prior to first prototype production by the Manufacturer; and

     (ii) LICENSEE ensures that each Manufacturer agrees (a) to be bound by obligations of confidentiality no less restrictive than those contained in this Agreement; and (b) to supply the Authorised Devices solely to LICENSEE.

2.5 If any Manufacturer breaches the provisions of confidentiality referred to in Clause 2.4(ii), and LICENSEE fails to use its reasonable efforts to remedy the breach and prevent further breaches by the Manufacturer and such failure has an adverse effect upon ARM, then LICENSEE agrees that such breach shall be treated as a material breach of this Agreement by LICENSEE which is incapable of remedy thus entitling ARM to summarily terminate this Agreement in accordance with the provisions of Clause 18.2. LICENSEE shall hold ARM harmless from and keep ARM indemnified against all and

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     any loss, liability, costs, damages, expenses (including the fees of lawyers and other professionals), suffered, incurred or sustained as a result of or in relation to such breach and ARM undertakes to LICENSEE that it shall use its reasonable efforts to mitigate any such loss, liability, costs, damages, expenses suffered, incurred or sustained by it.

2.6  No right is granted to LICENSEE to:

     (i)    sub-license the rights licensed to LICENSEE pursuant to Clause 2.1;
            or

     (ii) distribute any ARM Compliant Product prior to verification in accordance with Clause 3 except that in the event that it is the intention of LICENSEE, and LICENSEE does proceed, to verify any ARM Compliant Product in accordance with Clause 3, LICENSEE may distribute a maximum of * prototype units of such device without having verified such device provided that LICENSEE provides written evidence to ARM that; (a) the recipient of such devices is aware that such device has not passed the verification process; and (b) the recipient has agreed to keep the recipient's use of the non verified device confidential.

2.7 Save as licensed in Clause 2.1, LICENSEE acquires no right, title or interest in and to the ARM Core, Transfer Materials and Intellectual Property. In no event shall the licenses granted in Clause 2.1 be construed as granting to LICENSEE, expressly or by implication, estoppel or otherwise, a license to use any ARM technology except the PIV Card, the PID Card and the Transfer Materials.

3.   Verification of Implementation Compliant Core

3.1  Except where:

     (i)   the parties mutually agree otherwise; or

     (ii)  in respect of the processes used for volume manufacture of the first
           * Unique ARM Compliant Products developed by LICENSEE; or

     (iii) in respect of the process used for volume manufacture of the * Unique ARM Compliant Product PROVIDED THAT the process used for volume manufacture is the same as one of the processes used for the manufacture of any one of the first * Unique ARM Compliant Products;

     LICENSEE shall develop, manufacture (or have manufactured) a Test Chip on each process used by or for LICENSEE for volume manufacture of ARM Compliant Products.

________________________

* Pursuant to a request for confidential treatment, selected information in this document has been omitted and separately filed with the Securities and Exchange Commission.

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3.2  LICENSEE shall, in respect of each Test Chip developed and manufactured pursuant to the provisions of Clause 3.1, run:

     (i) the Test Chip Functional Test Vectors on each Test Chip and deliver to ARM a copy of the log ("Log Results") generated by running the Test Chip Functional Test Vectors together with five (5) samples of the Test Chip; and

     (ii) the AVS on each Test Chip (by means of a PIV Card) and deliver to ARM a copy of the log ("AVS Results") generated by running the AVS.

     ARM may, at ARM's discretion, exercise the right to run each or both of the Test Chip Functional Test Vectors and the AVS on any Test Chip. An ARM Core shall be verified upon;

     (a) ARM's acceptance of either the Log Results; (a) delivered by LICENSEE; or (b) generated by ARM. The Log Results shall be accepted when they indicate that no errors have been detected or where any errors detected have been jointly agreed, in good faith, and a waiver agreed between the parties; and

     (b) ARM's acceptance of either the AVS Results (a) delivered by LICENSEE or (b) generated by ARM. The AVS Results shall be accepted when they indicate that no differences have been detected between the AVS Results and the AVS reference file supplied by ARM or where any errors detected have been jointly agreed, in good faith, and a waiver agreed between the parties.

     ARM shall notify LICENSEE, in writing, within * days of delivery by LICENSEE of the Log Results and Test Chip samples to ARM ("Verification Period"), whether a Test Chip has been verified or has failed the verification process. In the event that any Test Chip fails the verification process, ARM shall provide details of the errors which cause the failure to LICENSEE and LICENSEE shall endeavour to correct the errors. The parties shall repeat the above process until either; (i) the Test Chip is verified; or (ii) LICENSEE withdraws the Test Chip from the verification process. In the event that ARM fails to confirm the result of the verification process within the Verification Period, the Test Chip subject to the verification process shall be deemed verified.

3.3 Provided that; (i) for a certain process a Test Chip has been verified in accordance with the provisions of Clause 3.2; and (ii) the ARM Compliant Product incorporating the ARM Core incorporated into such Test Chip and manufactured on that certain process runs the Functional Test Vectors and they indicate that no errors have been detected (or where any errors detected have been jointly agreed, in good faith, and a waiver agreed


________________________

* Pursuant to a request for confidential treatment, selected information in this document has been omitted and separately filed with the Securities and Exchange Commission.

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between the parties), LICENSEE may distribute such ARM Compliant Product without further verification.

3.4 LICENSEE shall provide to ARM, free of charge, within * days of verification in accordance with Clause 3.2, * unmarked samples of each Test Chip manufactured by or for LICENSEE used by or for LICENSEE for volume manufacture of ARM Compliant Products. There shall be no restriction on ARM's use of such samples provided that ARM shall not reverse engineer any Test Chips provided by LICENSEE under this Clause 3.4.

4.   Models License

4.1 ARM hereby grants to LICENSEE, a perpetual (subject to Clause 18.2), non-transferable (subject to Clause 20.3), non-exclusive, world-wide licence to;

     (i)   copy and use internally, the Models and related documentation; and

     (ii) use, copy and distribute, and sub-license (provided that the end user agrees to be bound by the End User Licence) the Use of the object code of the Models identified in Schedule 3 Part A.

4.2 For the period ending * from the Effective Date, and thereafter subject to availability, for the term of this Agreement LICENSEE may, upon payment of a Model Option Fee (as defined in Clause 7.4) per additional Model, take delivery of and extend the licence granted under Clause 4.1 to include any of the Models specified in Schedule 3 Part B.

4.3 For the avoidance of doubt no right is granted to LICENSEE to sub-license the right to sell, supply or otherwise distribute the Models.

5.   Ownership of the Models

5.1 In no event shall the license grants set forth in Clauses 2.1, 4.1 and 4.2 be construed as granting LICENSEE, expressly or by implication, estoppel or otherwise, a licence to any ARM technology other than the Models and related documentation.

5.2 Except as licensed to LICENSEE in Clauses 2.1, 4.1, and 4.2 all right, title and interest in and to the Models and related documentation shall remain vested in ARM.

5.3 LICENSEE shall reproduce and not remove or obscure any notice incorporated in the Models or related documentation by ARM to protect ARM's Intellectual Property or to


________________________

* Pursuant to a request for confidential treatment, selected information in this document has been omitted and separately filed with the Securities and Exchange Commission.

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     acknowledge the copyright and/or contribution of any third party developer.
     LICENSEE shall incorporate corresponding notices and/or such other markings and notifications as ARM may reasonably require on all copies of Models and related documentation used or distributed by LICENSEE.

6.   Trademark License

6.1 ARM hereby grants to LICENSEE a non-transferable (subject to Clause 20.3), non-exclusive, royalty-free, world-wide license to use the Trademarks in connection with the promotion and sale of ARM Compliant Products.

6.2 LICENSEE shall use the Trademarks, in accordance with ARM's guidelines as set out in Schedule 5 ("Trademark Guidelines"). ARM shall have the right to revise Schedule 5 and the Trademark Guidelines (including the right to add further trademarks or modify the Trademarks) provided that such revisions are made in respect of the Trademark Guidelines issued to all licensees of the Trademarks. Any such revisions shall be effective upon printed materials and products to be produced or manufactured after * from receipt of ARM's written notice specifying the revisions to LICENSEE.

6.3 LICENSEE shall submit samples of documentation, packaging, and promotional or advertising materials bearing the Trademarks to ARM from time to time in order that ARM may verify compliance with the Trademark Guidelines. In the event that any documentation, packaging, promotional or advertising material fails to comply with the Trademark Guidelines, ARM shall notify LICENSEE and LICENSEE shall rectify such documentation, packaging, and promotional or advertising materials so as to comply with the Trademark Guidelines and cease using any such non-compliant materials within * of the date of ARM's notice. Any documentation, packaging, and promotional or advertising materials not rejected for failing to comply with the Trademark Guidelines by ARM within * after delivery to ARM shall be deemed approved.

6.4 LICENSEE agrees to assist ARM in maintaining the validity of the Trademarks. Upon ARM's request, LICENSEE shall provide, free of charge, a reasonable number of samples of the use of the Trademarks for the purpose of trademark registration or renewal. LICENSEE shall provide reasonable assistance to ARM in the application and maintenance of any registration for the Trademarks in the name of ARM. Upon request, LICENSEE shall at ARM's expense execute any documents required by the applicable laws of any jurisdiction for the purpose of registering and/or maintaining the Trademarks. LICENSEE shall have no additional financial responsibility other than the foregoing with respect to assisting ARM in maintaining the validity of the Trademarks, and LICENSEE


________________________

* Pursuant to a request for confidential treatment, selected information in this document has been omitted and separately filed with the Securities and Exchange Commission.

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     shall not be obligated to incur any material expenses pursuant to its obligations under this Clause 6.4. Any and all registrations for the Trademarks shall be procured by and for ARM, at ARM's expense.

6.5 Except as provided by the terms of this Agreement, LICENSEE shall not use or register any trademark, service mark, device or logo, any of the Trademarks or any word or mark confusingly similar to any of the Trademarks, in any jurisdiction.

7.   Fees and Royalties

7.1 In consideration for the porting services provided under Clause 8.1, LICENSEE shall pay, to ARM the fees ("Porting Fees") set out in Schedule 7 Part F. In the event that the LICENSEE elects to use an alternative set of design rules from the Design Rules then the parties shall negotiate fees in good faith for ARM to port the ARM Core to alternative design rules.

7.2 In consideration for the licences granted under Clause 2.1, LICENSEE shall pay to ARM;

     (i) until an election is made in accordance with the provisions of Clause 10.1, after which the obligation to pay the Technology Licence Fees under this Clause 7.2 shall be waived in respect of ARM Compliant Products developed by or for LICENSEE after the date of such election, a fee (each a "Technology Licence Fee") for each Unique ARM Compliant Product in accordance with the provisions of Schedule 7 Part A; and

     (ii) until an election is made by LICENSEE in accordance with the provisions of Clause 10.1 after which the provisions of Clause 7.3(ii) shall supersede the provisions of this Clause 7.2(ii), for each unit of ARM Compliant Product sold, supplied or distributed by LICENSEE or any Authorised Distributor, a royalty ("Running Royalty") of * per unit.

7.3 Upon making an election in accordance with the provisions of Clause 10.1, LICENSEE shall pay to ARM; (i) a fee ("Option Fee") as set out in Schedule 7 Part G; and (ii) for each unit of ARM Compliant Product sold, supplied or distributed by LICENSEE or any Authorised Distributor after such election a royalty ("Running Royalty") of * per unit.

7.4 In consideration for the licences granted under Clause 4.1, LICENSEE shall pay the fee ("Model Fee") as set out in Schedule 7 Part B. If LICENSEE elects to extend the licence to cover additional Models in accordance with the provisions of Clause 4.2, then for each


________________________

* Pursuant to a request for confidential treatment, selected information in this document has been omitted and separately filed with the Securities and Exchange Commission.

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      additional Model licensed by LICENSEE from ARM, LICENSEE shall pay an additional fee ("Model Option Fee") as set out in Schedule 7 Part I.

7.5 In consideration of the Support (as defined in Clause 12), LICENSEE shall pay, to ARM, the fee ("Support Fees") set out in Schedule 7 Part D.

7.6 In consideration of the Training (defined in Clause 13), LICENSEE shall pay, to ARM, the fee ("Training Fee") set out in Schedule 7 Part C.

7.7 In consideration of the Maintenance provided under Clause 11 in respect of each Model, LICENSEE shall pay, to ARM, the fee (each a "Maintenance Fee") set out in Schedule 7 Part E.

7.8 For the avoidance of doubt, in no event shall the Technology Licence Fee be construed as being an advance payment of Running Royalties and except as provided in Schedule 7 Part G, no right of set off of Running Royalties against fees shall exist.

7.9 Running Royalties due to ARM under this Agreement shall be paid in accordance with the terms set forth in Schedule 6.

7.10 LICENSEE shall keep all records of account as are necessary to demonstrate compliance with its obligations under this Clause 7 for a period of six
      (6) years from the date of each Royalty Report.

7.11 ARM shall have the right for representatives of a firm of independent Chartered Accountants to which LICENSEE shall not unreasonably object ("Auditors"), to make an examination and audit, by prior appointment during normal business hours, not more frequently than once annually, of all records and accounts as may under recognised accounting practices contain information bearing upon (i) the number of units of ARM Compliant Product sold or distributed by LICENSEE under this Agreement; (ii) the amounts of Running Royalties payable to ARM under this Clause 7; and (iii) the occurrence of any Design Win Event. The Auditors will report to ARM only upon whether the Running Royalties paid to ARM by LICENSEE were or were not correct, and if incorrect, what are the correct amounts for the Running Royalties. LICENSEE shall be supplied with a copy of or sufficient extracts from any report prepared by the Auditors. The Auditors report shall (in the absence of clerical or manifest error) be final and binding on the parties. Such audit shall be at ARM's expense unless it reveals an underpayment or overpayment of Running Royalties of * or more, in which case LICENSEE shall reimburse ARM for the costs of such audit. LICENSEE shall make good any underpayment of royalties forthwith. If the audit identifies that LICENSEE has

________________________

* Pursuant to a request for confidential treatment, selected information in this document has been omitted and separately filed with the Securities and Exchange Commission.

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      made an overpayment, such overpayment will be credited to the next such payment or payments to be made by LICENSEE.

7.12 Any income or other tax which LICENSEE is required by law to pay or withhold on behalf of ARM with respect to any licence fees and/or royalties payable to ARM under this Agreement shall be deducted from the amount of such licence fees and/or royalties otherwise due, provided, however, that in regard to any such deduction, LICENSEE shall give to ARM such assistance as may be necessary to enable or assist ARM to claim exemption therefrom, or credit therefor, and shall upon request furnish to ARM such certificates and other evidence of deduction and payment thereof as ARM may properly require.

7.13 LICENSEE shall pay all fees and royalties properly due to ARM under the terms of this Agreement within receipt of ARM's pro-forma invoice therefor (the "Due Date").

7.14 If any sum under this Agreement is not paid by the Due Date, then (without prejudice to ARM's other rights and remedies) ARM reserves the right to charge interest on such sum on a day to day basis (as well after as before any judgment) from the Due Date to the date of payment at the rate of * per annum above the base rate of Barclays Bank PLC from time to time in force.

8.    Technology Transfer, Delivery and Production Costs

8.1 The layout database in GDSII format (Item Cl Part C of Schedule 1) for the ARM Core delivered to LICENSEE shall conform to the Design Rules.

8.2 ARM shall deliver the Transfer Materials and Models on the later of payment of the pro forma invoices in accordance with Clause 7.13, and the delivery dates set out in Schedule 2. ARM shall only be obliged to carry out further ports of the ARM Core subject to the agreement between the parties of additional porting fees.

8.3 Unless otherwise agreed in writing, delivery shall take place at Mount Pleasant House, 2 Mount Pleasant, Huntingdon Road, Cambridge, CB3 0BL, marked for the attention of Chris Turner.

8.4 Except as expressly set out in Clause 8.1, ARM shall not be responsible for any recoverable or non-recoverable costs incurred, directly or indirectly, by LICENSEE in the design translation, processing, or manufacture of masks and prototypes, characterisation or manufacture of production quality silicon in whatever quantity.


________________________

* Pursuant to a request for confidential treatment, selected information in this document has been omitted and separately filed with the Securities and Exchange Commission.

9.   Contract Administrators

9.1 The parties hereby appoint the following individuals as their respective contract administrator between ARM and LICENSEE with respect to this
     Agreement:

     ARM:                                  LICENSEE:

     For legal notices:
     -----------------

     David N. MacKay                       Andrew Vought
     ARM Limited                           Senior VP
     90 Fulbourn Road                      Virata Ltd
     Cambridge                             2933 Bunker Hill Lane
     CB1 9JN                               Suite 201
     England                               Santa Clara, CA 95054

     cc:

     Philip David                          Chris Turner
     Senior Corporate Counsel              VP IP Licensing
     At the Cambridge address above.       At the address below.

     For all other issues:
     --------------------

     Dave Rose                             Chris Turner
     Liberty House                         Mount Pleasant House
     Moorbridge Road                       2 Mount Pleasant
     Maidenhead                            Huntingdon Road
     Berks                                 Cambridge
     SL6 8LT                               CB3 0BL

9.2 The contract administrators identified herein are appointed by the parties for the receipt and dispatch on their behalf of all communications relating to this Agreement. The contract administrators shall also be responsible for the good progress of the parties' performance under this Agreement and the timely resolution of all technical, administrative and commercial issues which may arise from time to time during the execution of this Agreement.

9.3  Each party reserves the right to change its appointment as above upon seven
     (7) days written notice to the other party's then current corresponding liaison.

10.   Core Option A

10.1 LICENSEE may, at any time during the period of * from the Effective Date elect to convert the restricted use licence granted in Clause 2.1 into a full (perpetual, subject to termination in accordance with the provisions of Clause 18.2) license as set out in Clause 10.2. LICENSEE shall make any such election by; (i) giving written notice to ARM referring to this Clause 10.1; (ii) payment of a fee ("Option Fee") (as defined in Clause 7.3); (iii) a Royalty Report for the period from the beginning of the Quarter in which the written notice of election is given to ARM to the date of such election; (iv) an acknowledgement that the Royalty Rate shall change in accordance with the provisions of Clause 7.3; and (v) an acknowledgement that LICENSEE will renegotiate the Support Fees and Maintenance Fees in good faith to reflect the additional Support that will be required for a full licence. The date of any election made in accordance with the provisions of this Clause shall be the date of receipt by ARM of the notice of election submitted by LICENSEE hereunder.

10.2 If an election is made in accordance with the provisions of Clause 10.1, then references to the Authorised Devices shall be deemed to refer to any ARM Compliant Product (mutatis mutandis).

10.3 If an election is made in accordance with the provisions of Clause 10.1, subsequent to the election in accordance with Clause 10A.1 then at the date of the election by LICENSEE to convert to a full licence ARM shall no longer be obligated to provide support and maintenance services (if any) under the "foundry model" and any deliverables provided by ARM under the "foundry model" shall be returned to ARM, within * of the date of such election.

10.4 For the avoidance of doubt if LICENSEE elects to convert the restricted use licence into a full licence in accordance with the provisions of Clause 10.1 then such full licence shall continue in accordance with the terms of this Agreement.

10A   Core Option B

10A.1 LICENSEE may, at any time elect to convert the restricted use licence granted in Clause 2.1 to the ARM7TDMI-S "foundry model" for future ARM Compliant Products, the LICENSEE shall make any such election by giving written notice to ARM referring to this Clause 10A.1. The date of any election made in accordance with the provisions of this Clause shall be the date of receipt by ARM of the notice of election submitted by LICENSEE hereunder. If the LICENSEE elects to convert to the "foundry model" then


________________________

* Pursuant to a request for confidential treatment, selected information in this document has been omitted and separately filed with the Securities and Exchange Commission.

         the licence granted under Clause 2.1(i) to use and copy the Transfer Materials and/or any Intellectual Property only for the purposes of designing and having designed (subject to the provisions of Clause 2.2), the Authorised Devices shall automatically terminate on the date of election.

10A.2 The parties recognise that the terms and conditions of the "foundry model" are currently undefined and accordingly agree that in the event that if either the "foundry model" is not in place (which shall include where the "foundry model" is not supported by the foundry used by LICENSEE to manufacture the Authorised Devices) when the LICENSEE wishes to develop * Unique ARM Compliant Product, or if the terms in respect of the royalty payments and license fees for each ARM Compliant Product are less favourable than those contained in this Agreement then the LICENSEE shall be entitled to elect to extend the definition of Authorised Device to include additional ARM Compliant Products subject to the payment of Technology Licence Fees upon the Design Win Event for each Unique ARM Compliant Product. The LICENSEE shall make any such election by giving written notice to ARM referring to this Clause 10A.2. The date of any election made in accordance with the provisions of this Clause shall be the date of receipt by ARM of the notice of election submitted by LICENSEE hereunder.

10A.3 If an election is made in accordance with the provisions of Clause 10A.1, then references to the Authorised Devices shall be deemed to refer to any Unique ARM Compliant Product (mutatis mutandis).

10A.4 Any election by the LICENCEE to convert the restricted use licence in accordance with Clause 10A.1 or extend the restricted use licence in accordance with Clause 10A.2, shall be without prejudice to the LICENSEE's right to convert to the full license in accordance with Clause 10.1.

10A.5 Notwithstanding the provisions of Clause 10A.2 if at the date LICENSEE wishes to develop * Unique ARM Compliant Product the "foundry model" is not supported by the foundry used by LICENSEE to manufacture the Authorised Devices, then the LICENSEE acknowledges that as soon as the foundry used to manufacture Authorised Devices by LICENSEE under this Agreement participates in the "foundry model" then, provided the LICENSEE has not elected to upgrade to a full licence in accordance with the provisions of Clause 10.1 then the LICENSEE shall convert to the "foundry model".


____________________

  * Pursuant to a request for confidential treatment, selected information in this document has been omitted and separately filed with the Securities and Exchange Commission.

11.      Models Maintenance

11.1 ARM shall provide to LICENSEE, in respect of the Models, through the parties' applicable contract administrator, for the period of * from the Effective Date the following maintenance services ("Maintenance");

         (i) to correct, to the extent reasonably possible, any defects in the Models which cause the Models not to operate in accordance with the description of the Models' functionality in the applicable documentation. If ARM determines that such defects are due to errors in such description, ARM shall promptly issue corrections to the documentation and shall not be required to alter the Models provided that LICENSEE is not thereby prevented from commercially exploiting the Models;

         (ii)  to provide as available Updates to the Models.

11.2 In notifying ARM of any defects or problems LICENSEE shall, unless otherwise requested by ARM, use the format set out in Schedule 4 and shall use such medium as shall from time to time be requested by ARM. LICENSEE shall provide ARM promptly with any information or assistance reasonably requested by ARM to enable ARM to provide the Maintenance hereunder.

11.3 For the avoidance of doubt, ARM's obligation under this Clause 11 is limited expressly to the provision of the Maintenance solely to LICENSEE.

11.4 At the end of the period stated in Clause 11.1 fees for the provision of any Maintenance for any subsequent period shall be determined in good faith negotiations between the parties. After the expiry of this initial period, LICENSEE shall be under no obligation to accept further Maintenance, and ARM shall be under no obligation to provide Maintenance to LICENSEE and in any event not until fees for any Maintenance have been agreed and paid.

12.      Support

12.1 Subject to LICENSEE's payment of the Support Fees (defined in Clause 7.5), for the period of three (3) years ("Initial Period") from the Effective Date ARM shall provide to LICENSEE, reasonable telephone and written consultation pertaining to the operation and application of the Models, the ARM Core and the Transfer Materials ("Support"), through the parties' contract administrator.



____________________

  * Pursuant to a request for confidential treatment, selected information in this document has been omitted and separately filed with the Securities and Exchange Commission.

12.2 For the avoidance of doubt, ARM's obligation under this Clause 12 is limited expressly to the provision of Support solely to LICENSEE.

12.3 The Support provided under this Clause 12 shall be limited to a total of * person days per annum.

12.4 At the end of the Initial Period (defined in Clause 12.1), or on election in accordance with Clause 10.1, fees for the provision of any support for any subsequent period shall be determined in good faith negotiations between the parties. After the expiry of the Initial Period, LICENSEE shall be under no obligation to accept further support, and ARM shall be under no obligation to provide support to LICENSEE and in any event not until fees for any support have been agreed and paid.

13.      Training

13.1 Subject to availability and LICENSEE's payment of the Training Fee (defined in Clause 7.6), for the term of this Agreement ARM shall provide to LICENSEE a four (4)-day standard ARM training course to a maximum of twelve (12) of LICENSEE's development, operations, customer service and application engineering personnel ("Training"). LICENSEE shall reimburse ARM for its out-of-pocket expenses and costs for the instructor's travel, lodging and meal expenses for training held, at LICENSEE's request, at LICENSEE's facilities.

13A      Software Development Toolkit

13A.1 For the period of one (1) year after the Effective Date and thereafter subject to availability from ARM, LICENSEE may, at any time during the term of this Agreement purchase copies of the Software Development Toolkit at the price stated in Schedule 7 Part H. If the LICENSEE wishes to purchase any Software Development Toolkits, then the LICENSEE shall place a purchase order for the number of seats that they wish to purchase.

13A.2 ARM shall deliver the Software Development Toolkit to LICENSEE at Mount Pleasant House, 2 Mount Pleasant, Huntingdon Road, Cambridge, CB3 0BL on receipt of payment of the pro forma invoice in accordance with Clause 7.13.

14.      Confidentiality

14.1 Save as provided by Clause 14.3, each party shall maintain in confidence the Confidential Information disclosed by the other party and apply security measures no less stringent



____________________

  * Pursuant to a request for confidential treatment, selected information in this document has been omitted and separately filed with the Securities and Exchange Commission.

         than the measures that such party applies to protect its own like information, but not less than a reasonable degree of care, to prevent unauthorised disclosure and use of the Confidential Information. The period of confidentiality shall be: (i) indefinite with respect to the terms of this Agreement, pattern generation tapes and photomasks; provided, however, that LICENSEE shall have the right to disclose pertinent clauses of the Agreement to third parties which have entered into confidentiality agreements with LICENSEE for the purposes of having ARM Compliant Products designed and/or manufactured for LICENSEE by such third party; (ii) twenty (20) years from the date of receipt by LICENSEE with respect to all deliverables identified in the Schedules hereto as confidential or having limited confidentiality, i.e. denoted as such by the letters "C" or "L" in the "Status" column, together with any comparable technical information supplied by ARM to LICENSEE during the term of this Agreement; and (iii) five (5) years from the date of receipt of the information by the receiving party with respect to all other information.

14.2 LICENSEE acknowledges the importance to ARM and sensitivity of the Confidential Information. In addition, LICENSEE agrees that it shall not use any of ARM's Confidential Information other than for the sole purpose of designing, having designed, manufacturing, having manufactured and distributing ARM Compliant Products.

14.3 In the event that either party qualifies the confidentiality of any of its Confidential Information in writing by marking such Confidential Information with the words "Limited Confidentiality", such Confidential Information may be disclosed to a third party who has entered into a non-disclosure agreement ("NDA") with the recipient containing substantially similar terms to this Clause 14. LICENSEE shall have the right to disclose the layout database in GDSII format (Item Cl Part C of Schedule 1) to a Manufacturer (defined in Clause 2.4) under an NDA containing substantially similar terms to this Clause 14 for the purposes of having ARM Compliant Products manufactured for LICENSEE by such Manufacturer.

14.4     The provisions of this Clause shall not apply to information which:

         (i) is known and has been reduced to tangible form by the receiving party prior to disclosure by the other party; or

         (ii) is published or otherwise made available to the public other than by a breach of this Agreement by a party hereto; or

         (iii) is disclosed to the receiving party by a third party having the lawful right to make such disclosure; or

         (iv) is independently conceived by the receiving party provided that the receiving party is able to provide evidence of such independent conception in the form of written records; or

         (v) is released to the receiving party for disclosure to any third party, other than on a confidential basis, by the disclosing party in writing; or

         (vi)   is required by any court or other governmental body; or

         (vii) is approved for release not under a NDA designating the information as Confidential Information; or

         (viii) released to a third party by the disclosing party and designated as non-confidential.

14.5 For the avoidance of doubt, LICENSEE Royalty Reports may be disclosed to, in confidence, ARM's financial and/or legal advisors. In addition, ARM may disclose the total unit sales of ARM processor based products on an quarterly basis provided that the unit sales of such products by LICENSEE are not separately identifiable.

15.      Warranties

15.1 ARM warrants that the Transfer Materials delivered to LICENSEE will be sufficient for a competent semiconductor manufacturer to produce ARM Cores which substantially meet the functionality specified in the applicable datasheet. If the Transfer Materials are not sufficient for a competent semiconductor manufacturer to produce ARM Cores which meet the functionality specified in the applicable datasheet ARM shall correct any errors in the Transfer Materials and deliver such corrected Transfer Materials to LICENSEE or replace the Transfer Materials at ARM's discretion. The foregoing sets out LICENSEE's sole and exclusive remedy for any defect in the Transfer Materials.

15.2 LICENSEE acknowledges that the Models cannot be tested in every possible operation, and accordingly ARM does not warrant that the Models will be free from all defects or that there will be no interruption in its use. However, ARM warrants that the Models will be complete and comply with the description of its functionality as specified in the documentation. LICENSEE's sole and exclusive remedy for any breach of such warranty shall be for ARM, as soon as is reasonably practicable, to correct any errors in the Models and deliver such corrected Models to LICENSEE.

15.3 ARM further warrants that to ARM's knowledge and belief, but expressly without having undertaken any searches for prior art, that:

         (i) the ARM Core and Models do not infringe any third party copyright, maskwork right or trade secret; and

         (ii) there are no pending claims that have been made, or actions commenced, against ARM for breach of any third party copyright, maskwork right, patent or trade secret; and

         (iii) ARM, or its applicable licensor, is the owner of the Transfer Materials and Models to be delivered to LICENSEE; and

         (iv)   ARM has the right to enter into this Agreement.

15.4 Except as expressly provided in this Agreement, ARM makes no warranties express, implied or statutory, including, without limitation, the implied warranties or merchantability or fitness for a particular purpose with respect to the ARM Core, Models, Intellectual Property and Transfer Materials.

16.      Infringement

16.1 In the event of a suit against LICENSEE based upon a claim that any portion of the materials delivered by ARM to LICENSEE under this Agreement (the "Delivered Materials"), when used in accordance with this Agreement, infringe any patent, copyright, mask work, trademark, trade secret, or other property right, ARM agrees to defend and indemnify LICENSEE, at ARM's expense, and to pay costs and damages finally awarded in any such suit subject to the limitations of this Clause 16.1, provided that ARM is notified promptly in writing of the suit and at ARM's request and at its expense is given control of the suit and all requested reasonable assistance to defend the same. If the use or sale of any product incorporating, embodying or based upon the Delivered Materials is enjoined as a result of such suit, ARM, at its sole option and at no expense to LICENSEE, shall (a) obtain for LICENSEE the right to use and sell the Delivered Materials; or failing that (b) shall make a modification of the Delivered Materials so that the Delivered Materials are no longer subject to such injunction, or failing that (c) replace the unmodified Delivered Materials, or infringing portions thereof, with reasonably equivalent non-infringing products which offer no less functionality. If (a), (b) and (c) are not available or commercially practical, then ARM shall pay to LICENSEE compensatory damages subject to the limitations of this Clause 16.1. The provisions of this Clause 16.1 do not extend to any suit based upon an infringement or alleged infringement of any patent, copyright, trade secret, mask work, trademark or other property right by: (a) the LICENSEE manufacturing process; (b) any modification of the Delivered Materials not made by ARM; or (c) the use of the Delivered Materials in combination with other equipment, technology or software not purchased or licensed from ARM, provided that such claim would not have occurred but for such combination, modification or enhancement. THE FOREGOING STATES THE ENTIRE LIABILITY OF ARM WITH RESPECT TO INTELLECTUAL PROPERTY INFRINGEMENT. IN NO EVENT SHALL ARM BE LIABLE TO LICENSEE FOR INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES RESULTING THEREFROM. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, ARM SHALL NOT BE LIABLE TO LICENSEE FOR ANY AMOUNTS IN EXCESS OF, THE LESSER OF LICENSE FEES PAID UNDER THIS

         AGREEMENT AND THE SUM OF * IN AGGREGATE FOR ALL CLAIMS ARISING OUT OF OR IN CONNECTION WITH THE PROVISIONS OF THIS CLAUSE 16.1. THE EXISTENCE OF MORE THAN ONE CLAIM OR SUIT WILL NOT ENLARGE OR EXTEND THE LIMIT. LICENSEE RELEASES ARM FROM ALL OBLIGATIONS, LIABILITY, CLAIMS OR DEMANDS IN EXCESS OF THIS LIMITATION.

16.2 In the event of a suit against ARM based in whole or in part upon a claim that (a) the process used by or on behalf of LICENSEE in manufacturing products incorporating, embodying or based upon the Delivered Materials; (b) any ARM Core made by LICENSEE as a result of modification of the Delivered Materials by or on behalf of LICENSEE; or
         (c) the use of the Delivered Materials by LICENSEE in combination with other equipment, technology or software not purchased or licensed from ARM (provided that such claim would not have occurred but for such combination, modification or enhancement), has infringed any patent, copyright, mask work, trademark, trade secret or other property right, LICENSEE agrees to defend and indemnify ARM, at LICENSEE expense, and to pay costs and damages finally awarded in any such suit, provided that LICENSEE is notified promptly in writing of the suit, and at LICENSEE request and at its expense is given control of the suit and all requested reasonable assistance to defend the same. THE FOREGOING STATES THE ENTIRE LIABILITY OF LICENSEE WITH RESPECT TO INTELLECTUAL PROPERTY INFRINGEMENT. IN NO EVENT SHALL LICENSEE BE LIABLE TO ARM FOR INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES RESULTING THEREFROM. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, LICENSEE SHALL NOT BE LIABLE TO ARM FOR ANY AMOUNTS IN EXCESS OF THE LESSER OF LICENSE FEES PAID UNDER THIS AGREEMENT AND THE SUM OF * IN AGGREGATE FOR ALL CLAIMS ARISING OUT OF OR IN CONNECTION WITH THE PROVISIONS OF THIS CLAUSE 16.2. THE EXISTENCE OF MORE THAN ONE CLAIM OR SUIT WILL NOT ENLARGE OR EXTEND THE LIMIT. ARM RELEASES LICENSEE FROM ALL OBLIGATIONS, LIABILITY, CLAIMS OR DEMANDS IN EXCESS OF THIS LIMITATION.

16.3 In the event that there is a final adjudication of infringement, the liability of ARM for such infringement shall terminate with respect to all damages regarding the infringing intellectual property arising after the date of such final adjudication.


____________________

  * Pursuant to a request for confidential treatment, selected information in this document has been omitted and separately filed with the Securities and Exchange Commission.

17.      Disclaimer of Consequential Damages

17.1 EXCEPT IN RESPECT OF BREACHES OF CLAUSES 2.3, 2.5 AND 14, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES WHETHER SUCH DAMAGES ARE ALLEGED AS A RESULT OF TORTIOUS CONDUCT OR BREACH OF CONTRACT OR OTHERWISE EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. SUCH DAMAGES SHALL INCLUDE BUT SHALL NOT BE LIMITED TO THE COST OF REMOVAL AND REINSTALLATION OF GOODS, LOSS OF GOODWILL, LOSS OF PROFITS, LOSS OF USE OF DATA, INTERRUPTION OF BUSINESS OR OTHER ECONOMIC LOSS BUT NOTHING IN THIS CLAUSE SHALL OPERATE TO EXCLUDE LIABILITY FOR DEATH OR PERSONAL INJURY RESULTING FROM EITHER PARTY'S NEGLIGENCE.

18.      Term and Termination

18.1 This Agreement shall commence on the Effective Date and continue in force unless and until terminated in accordance with the provisions of Clause 18.2.

18.2 Without prejudice to any other right or remedy which may be available to it, either party shall be entitled summarily to terminate this Agreement by giving written notice to the other, if the other party:

         (i) has committed a material breach of any of its obligations hereunder which is not capable of remedy; or

         (ii) has committed a material breach of any of its obligations hereunder which is capable of remedy but which has not been remedied within a period of sixty (60) days following receipt of written notice to do so; or

         (iii) makes any voluntary arrangement with its creditors for the general settlement of its debts or becomes subject to an administration order; or

         (iv) has an order made against it, or passes a resolution, for its winding-up (except for the purposes of amalgamation or reconstruction) or has an encumbrancer take possession or has a receiver or similar officer appointed over all or substantially all of its property or assets.

19.      Effect of Termination

19.1 Upon termination of this Agreement by ARM pursuant to Clause 18.2, or by LICENSEE pursuant to Clauses 18.2 (i) or (ii), LICENSEE will immediately discontinue any use and distribution of all ARM Compliant Products, Models, Intellectual Property, Transfer Materials and ARM Confidential Information. LICENSEE shall, at ARM's option, either destroy or return to ARM any Confidential Information, including any copies thereof in its possession, together with the Transfer Materials and all copies of the Models in its possession. Within one month after termination of this Agreement LICENSEE will furnish to ARM a certificate signed by a duly authorised representative of LICENSEE that to the best of his or her knowledge, information and belief, after due enquiry, LICENSEE has complied with provisions of this Clause. For the avoidance of doubt, any sub-licenses of the Models granted by LICENSEE prior to the termination of this Agreement shall survive such termination.

19.2 Upon such termination the provisions of Clauses 1, 7 (to the extent that any obligation under this Clause remains outstanding), 14, 15, 16, 17, 19 and 20 shall survive termination.

20.      General

20.1 All communications between the parties including, but not limited to, notices, royalty reports, error or bug reports, the exercise of options, and support requests shall be in the English language.

20.2 All notices which are required to be given hereunder shall be in writing and shall be sent to the address of the recipient set out in this Agreement or such other address as the recipient may designate by notice given in accordance with the provisions of this Clause. Any such notice may be delivered personally, by commercial overnight courier or facsimile transmission which shall be followed by a hard copy and shall be deemed to have been served if by hand when delivered, if by commercial overnight courier 48 hours after deposit with such courier, and if by facsimile transmission when dispatched.

20.3 Neither party shall assign or otherwise transfer this Agreement or any of its rights and obligations hereunder whether in whole or in part without the prior written consent of the other.

20.4 Neither party shall be liable for any failure or delay in its performance under this Agreement due to causes, including, but not limited to, acts of God, acts of civil or military authority, fires, epidemics, floods, earthquakes, riots, wars, sabotage, third party industrial disputes and governments actions, which are beyond its reasonable control; provided that the delayed party: (i) gives the other party written notice of such cause promptly, and in any event within fourteen (14) days of discovery thereof; and (ii) uses its reasonable efforts to correct such failure or delay in its performance. The delayed party's time for performance or cure under this Clause 20.4 shall be extended for a period equal to the duration of the cause.

20.5 ARM and LICENSEE are independent parties. Neither company nor their employees, consultants, contractors or agents, are agents, employees or joint venturers of the other party, nor do they have the authority to bind the other party by contract or otherwise to any obligation. Neither party will represent to the contrary, either expressly, implicitly, by appearance or otherwise.

20.6 The parties agree that the terms and conditions of this Agreement shall be treated as Confidential Information hereunder and shall not be disclosed without the consent of both parties.

20.7 Failure by either party to enforce any provision of this Agreement shall not be deemed a waiver of future enforcement of that or any other provision.

20.8 If any provision of this Agreement, or portion thereof, is determined to be invalid or unenforceable the same will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this Agreement will continue in full force and effect.

20.9 The headings to the Clauses of this Agreement are for ease of reference only and shall not affect the interpretation or construction of this Agreement.

20.10 This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

20.11 This Agreement, including all Schedules and documents referenced herein, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, regarding the subject matter. Except in relation to the Trademark Guidelines (as defined in Clause 6.2), which may be modified from time to time by ARM, no amendment to, or modification of, this Agreement shall be binding unless in writing and signed by a duly Authorised representative of both parties.

20.12 This Agreement shall be governed by and construed in accordance with the laws of England. The parties agree to submit to the jurisdiction of the High Court of Justice, London, England, for the purpose of hearing and determining any disputes arising out of this Agreement.

20.13 Neither party shall make any press release or similar public announcement relating to the existence of this Agreement without obtaining the other party's prior confirmation on the contents thereof, which confirmation shall not be unreasonably withheld or delayed. Except as required by law or to each parties respective professional advisors, or other advisors for the purposes of raising finance and always subject to a non-disclosure agreement neither party may disclose the terms and conditions of the Agreement.

20.14 IN WITNESS WHEREOF the parties have caused this Agreement to be executed by their duly Authorised representative:


         ARM LIMITED:                        VIRATA LTD:

         ----------------------------------------------------------------------
         SIGNED: /s/ J. Urquhart             SIGNED: /s/ C. B. Turner
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------
         NAME: J. Urquhart                   NAME: C. B. Turner
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------
         TITLE: Chief Operating Officer      TITLE: Vice President I. P.
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------
         DATE: June 2, 1999                  DATE: June 2, 1999
         ----------------------------------------------------------------------

                                  Schedule 1

                       ARM7TDMI Core Transfer Materials

--------------------------------------------------------------------------------------------------
Item      Part Number         Description                                                 Status
--------------------------------------------------------------------------------------------------

Note: The last column of the deliverable lists show the confidentiality status of the deliverable. C - confidential, L - limited confidential and N - non-confidential.

ARM7TDMI Core Transfer Materials

PART A

ARM7TDMI Core Product Specification

--------------------------------------------------------------------------------------------------
A1        AT010-DA-00001      ARM7TDMI Core Data Sheet: DDI 0029E                         N
--------------------------------------------------------------------------------------------------
A2        UA010-DA-01001      ARM Architecture Reference Manual DDI 0100B                 N
-------------------------------------------------------------------------------------------------

PART B

ARM7TDMI Core Product Information

--------------------------------------------------------------------------------------------------
B1        AT010-DE-01004      ARM7TDMI Schematic Hierarchy Tree                           C
--------------------------------------------------------------------------------------------------
B2        AT010-DE-01001      ARM7TDMI Core schematics in Compass ".la" format            C
--------------------------------------------------------------------------------------------------
B3        AT010-DE-01003      ARM7TDMI Core schematics in postscript format               C
--------------------------------------------------------------------------------------------------
B4        AT010-DE-02001      ARM7TDMI EDIF 2.00 Netlist                                  C
--------------------------------------------------------------------------------------------------
B5        AT010-DE-03001      ARM7TDMI Schematic Hspice Netlist                           C
--------------------------------------------------------------------------------------------------
B6        AT010-VE-01001      Functional Test Vectors in parallel WGL format              L
--------------------------------------------------------------------------------------------------
B7        AT010-DE-04001      Full block specifications                                   C
--------------------------------------------------------------------------------------------------
B8        AT011-VA-03001      ARM7TDMI Core Test Chip validation disc                     C
--------------------------------------------------------------------------------------------------
B9        AT010-DE-05003      ARM7TDMI Fault Grading Report DGR 001                       L
--------------------------------------------------------------------------------------------------
B10       AT010-DE-05004      ARM7TDMI Gate Level Netlist in Zycad Format                 C
--------------------------------------------------------------------------------------------------
B11       AT010-VE-01004      Functional Test Vectors in parallel Zycad format            L
--------------------------------------------------------------------------------------------------
B12       AT010-VE-01002      Functional Test Vectors in serial WGL format                L
--------------------------------------------------------------------------------------------------
B13       AT010-VE-03001      Block level test vectors in BRF format                      C
--------------------------------------------------------------------------------------------------

PART C

ARM7DMI Process Dependent Core Product Information

--------------------------------------------------------------------------------------------------
C1        AT010-LA-02xxx      Layout database in GDSII format                             C
--------------------------------------------------------------------------------------------------
C2        AT010-LA-03xxx      Phantom Core Layout GDSII format                            L
--------------------------------------------------------------------------------------------------
C3        AT010-LA-12xxx      ARM7TDMI Compass Layout Export Tree                         C
--------------------------------------------------------------------------------------------------
C4        AT010-LA-13xxx      ARM7TDMI Compass Layout Design Tree                         C
--------------------------------------------------------------------------------------------------
C5        AT010-LA-10xxx      EPIC NTL Netlist and HSPICE netlist                         C
--------------------------------------------------------------------------------------------------
C6        AT010-LA-14xxx      CAD tool version number                                     N
--------------------------------------------------------------------------------------------------
C7        AT010-LA-11xxx      Log file of the LVS checking results                        C
--------------------------------------------------------------------------------------------------
C8        AT010-LA-18xxx      Runtime simulation log files                                C
--------------------------------------------------------------------------------------------------
C9        AT010-LA-16xxx      Extract scripts and logs                                    C
--------------------------------------------------------------------------------------------------
C10       AT010-LA-17xxx      DRC scripts and logs                                        C
--------------------------------------------------------------------------------------------------
C11       AT010-LA-19xxx      Delivery documentation                                      C
--------------------------------------------------------------------------------------------------

PART D

ARM7TDMI Process Dependent Prefabrication Characterisation Results

------------------------------------------------------------------------------------------------------------------------
D1        AT010-LA-05xxx      Results of Prefabrication Characterisation Best and worst Case Timings             L
------------------------------------------------------------------------------------------------------------------------

Note:  Licensee shall supply, to ARM, the following:

     - Hspice Models for the target process
     - Dracula extract information for the target process
     - Simulation conditions (process, temperature and voltage)
     - Load conditions for the ARM macrocell

PART E

ARM7TDMI Core Test Chip

------------------------------------------------------------------------------------------------------------------------
E1        AT011-DA-00002      ARM7TDMI Core Test Chip Appendix. ARM Doc DXI 0028                                 N
------------------------------------------------------------------------------------------------------------------------
E2        AT011-DE-01001      ARM7TDMI Core Test Chip schematics in Compass export tree format                   C
------------------------------------------------------------------------------------------------------------------------
E3        AT011-DE-01002      ARM7TDMI Core Test Chip schematics in postscript format                            C
------------------------------------------------------------------------------------------------------------------------
E4        AT011-VE-01001      ARM7TDMI Core Test Chip functional test vectors in parallel CRF format             L
------------------------------------------------------------------------------------------------------------------------
E5        AT011-VE-05001      ARM7TDMI Core Test Chip characterisation vectors in parallel CRF format            L
------------------------------------------------------------------------------------------------------------------------
E6        AT011-VE-05002      ARM7TDMI Core Test Chip power characterisation vectors in parallel CRF format      L
------------------------------------------------------------------------------------------------------------------------
E7        AT011-VE-06001      Parameter characterisation search procedure                                        L
------------------------------------------------------------------------------------------------------------------------

Documentation

------------------------------------------------------------------------------------------------------------------------
E8        AT010-DC-01001      Test features documentation                                                        C
------------------------------------------------------------------------------------------------------------------------

Test Programs

------------------------------------------------------------------------------------------------------------------------
E9        AT011-VE-02001      ARM7TDMI Core Test Chip functional test programs in source form                    C
------------------------------------------------------------------------------------------------------------------------
E10       AT011-VE-07001      ARM7TDMI Core Test Chip Characterisation Programs in source form                   C
------------------------------------------------------------------------------------------------------------------------


ARM7TDMI Core Test Chip Hardware

------------------------------------------------------------------------------------------------------------------------
E11       KPI-0008A           ARM7TDMI Core Test Chip validation card                                            C
------------------------------------------------------------------------------------------------------------------------
E12       KPI-0013A           ARM7TDMI Core Test Chip validation kit                                             C
------------------------------------------------------------------------------------------------------------------------
E13       KPI-0011C           Platform Independent Development Card                                              N
------------------------------------------------------------------------------------------------------------------------
E14       KPI-0019A           MultiICE Unit                                                                      N
------------------------------------------------------------------------------------------------------------------------

Part F

ARM7TDMI Design Transfer Model

     This is a full structural model of the core product, written in native IEEE-1076 VHDL, developed with the Model Technology V-System simulator.
     The model is pin, instruction, cycle and phase accurate and models the full function of the ARM7TDMI Core.

     The model has been validated against the appropriate validation suite and the functional test vectors prior to release.

     The model includes a test bench and a CRF vector tester to allow CRF test vector files to be run on the model.


--------------------------------------------------------------------------------
F1        AT010-MT-05001      Design Transfer Model of ARM7TDMI Core        C
--------------------------------------------------------------------------------

                                 CONFIDENTIAL

                                  Schedule 2

                               Delivery Schedule

--------------------------------------------------------------------------------
Materials                                   Delivery Date
--------------------------------------------------------------------------------

Transfer Materials
--------------------------------------------------------------------------------

Schedule 1 Part A,                          Within * of the Effective Date
Schedule 1 Part B,
Schedule 1 Part E,
Schedule 1 Part F
--------------------------------------------------------------------------------
Schedule 3 Part A                           Within * of the Effective Date
--------------------------------------------------------------------------------
Schedule 1 Part C                           Within * of the Effective Date
Schedule 1 Part D
--------------------------------------------------------------------------------

________________

* Pursuant to a request for confidential treatment, selected information in this document has been omitted and separately filed with the Securities and Exchange Commission.

                                 CONFIDENTIAL

                                  Schedule 3

                                    Models

Part A

Design Simulation Models:          Cadence Verilog XL as a default model.

The following set of design simulation model are fully functional C models interfaced to the specified HDL simulator. These models shall be pin, instruction, cycle and phase accurate and model the full functionality of the specified core. Each model shall be validated by running the validation suite in the specified HDL simulator environment prior to release. Each model shall also be delivered together with a test bench and a CRF vector tester for the specified HDL simulator environment, and shall include documentation in an electronic format sufficient to enable a competent person to use the model.

ARM7TDMI Models

C Timing Shell Models

--------------------------------------------------------------------------------
A1   AT080-MS-22202  Verilog HDL wrapped ARM7TDMI Core Model  Sun/Solaris  L
--------------------------------------------------------------------------------
A2   AT080-MS-22203  Verilog HDL wrapped ARM7TDMI Core Model     HP-UX     L
--------------------------------------------------------------------------------

SDF Timing Shell Models

--------------------------------------------------------------------------------
A3   AT010-MS-22502  Verilog HDL wrapped ARM7TDMI Core Model  Sun/Solaris  L
--------------------------------------------------------------------------------
A4   AT010-MS-22503  Verilog HDL wrapped ARM7TDMI Core Model     HP-UX     L
--------------------------------------------------------------------------------

Part B

ARM7TDMI Design Simulation Model Simulator Options

Multiple model options exist for the ARM7TDMI. Each option consists of a simulator-specific model and timing veneer for each of the 3 supported operating system platforms, SunOS, Solaris and HPUX. The current supported simulators are Synopsys VSS, Model Technologies V-System and Vantage VHDL simulators plus the Cadence Verilog XL and Leapfrog simulators. All the models support a simple C language timing veneer, however, Standard Delay Formatted timing veneers are also supported where the simulator allows.

                                 CONFIDENTIAL

                                  Schedule 4

Form of Error Report


Summary of Problem:
------------------



Information about reporter
--------------------------

     Name:

     Organisation:

     Location:

     E-mail:

     Fax:

     Telephone:

     Information about problem
     -------------------------

     Please enter details of the, including:

     1.   A full description of the problem

     2. Example code demonstrating the problem. If this code is too large to place in the body of an email, please feel free to send this as an attachment (zipped and unencoded, maximum size around 300 Kbytes, or to put it on the ARM partner FTP server).

     3.   Instructions on how to build the code and to replicate the problem.

     4. Details of what output you obtained from the code, and how this differs from what you expected.

     5.   Details of any workaround found.

                                   Schedule 5

                             Trademark Guidelines

Trademarks
----------
               ----------------------------------------------------------
                 mark                           Registered/Unregistered
               ----------------------------------------------------------
Part A
               ---------------------------------------------------------
                 [logo] Exhibit A               Unregistered
               ---------------------------------------------------------
Part B
               ---------------------------------------------------------
                 Powered [logo] Exhibit B       Registered
               ---------------------------------------------------------
Part C
               ---------------------------------------------------------
                 [logo] Exhibit C               Registered
               ---------------------------------------------------------
Part D
               ---------------------------------------------------------
                 ARM                            Registered
               ---------------------------------------------------------
                 Thumb                          Registered
               ---------------------------------------------------------
                 ARM7TDMI                       Unregistered
               ---------------------------------------------------------


     Rules for Trademark Usage
     -------------------------

     1.  On Die Encapsulation
         ----------------------

     Where Licensee is distributing ARM Compliant Products Licensee shall apply the Trademark identified in Part A of this Schedule to the die encapsulation of each unit of ARM Compliant Product.

     Except as agreed in writing by ARM, any application by Licensee of the Trademark identified in Part A of this Schedule shall be in accordance with the Trademark Use Guide set out in Exhibit A of this Schedule.

     2.  On Product Packaging Documentation and Copy
         -------------------------------------------

         ARM Powered Logo
         ----------------

     Licensee shall apply the Trademark identified in Part B of this Schedule, in a prominent place, to any product packaging, advertising material or promotional, technical or other documentation for, or relating to, any product distributed under licence from ARM.

     Any use or application by Licensee of the Trademark identified in Part B of this Schedule shall be in accordance with; (i) the Trademark Use Guide set out in Exhibit B of this Schedule; and (ii) with accepted trademark use standards.

          ARM Logo (Exhibit C); Corporate Signature
          -----------------------------------------

     Licensee may apply the Trademark identified in Part C of this Schedule to any product packaging, advertising material or promotional, technical or other documentation for, or relating to, any product distributed under licence from ARM.

     Any application of the Trademark identified in Part C of this Schedule by Licensee shall be in accordance with; (i) the Trademark Use Guide in Exhibit C of this Schedule; and (ii) with accepted trademark use standards. The Trademark identified in Part C of this Schedule may only be used separately and only to identify ARM (including ARM Holdings plc, its operating company ARM Limited, and the regional subsidiaries, ARM, Inc.; ARM KK; and ARM Korea Limited) and may not be incorporated into a body of text.

          Other Trademarks
          ----------------

     Licensee shall apply the appropriate Trademark from those identified in Part D of this Schedule to any product packaging, advertising material or promotional, technical or other documentation relating to the respective product distributed under licence from ARM.

     Any use of the Trademarks identified in Part D of this Schedule by Licensee shall be in accordance with accepted trademark use standards including but not limited to the following;

     (a) use of the Trademarks only in conjunction with a generic term for the respective product (e.g. ARM processor, where processor is the generic term); and

     (b) avoiding use of the Trademark, ARM, in the possessive (e.g. ARM's processor).

     3. Where any registered Trademark is applied to any product packaging, advertising material or promotional, technical or other documentation relating to any product distributed under licence from ARM, then for each prominent use and the first use in any text of any such mark the mark must appear with the symbol "" at the upper right corner of the mark.

     4. Where any unregistered Trademark is applied to any product packaging, advertising material and promotional, technical or other documentation relating to the any product distributed under licence from ARM, then for each prominent use and the first use in any text of any such mark the mark must appear with the symbol "TM" at the upper right comer of the mark.

     5. Licensee shall include appropriate notices in substantially the following form on any product packaging, advertising material and promotional, technical or other documentation relating to any product distributed under licence from ARM;

          For registered Trademarks

          "[Cite Trademark(s)] is [are] the registered trademark(s) of ARM Limited.

          For unregistered Trademarks

          "[Cite Trademark(s)] is [are] the trademark(s) of ARM Limited.

     6. ARM will provide its Licensees with camera ready and electronic artwork of the Trademarks together with specific Pantone colour references. The Trademarks must not be altered or modified in any way. The Trademarks may be used in black and white or the exact colour reference identified in the relevant Exhibit.

     7. In addition to the rules set out above ARM may provide Licensees with additional instructions relating to the use of the Trademarks from time to time which Licensee shall follow in its use of the Trademarks.

                                   Exhibit A

Trademark Use Guide
-------------------


The mark must appear exactly as shown in this guide; the elements, proportions and relationships must not change. The mark is available in stat repro form and in .eps for Macintosh or .WMF for PC platforms. These formats ensure the highest possible reproduction quality. However, should you need another format for a specific project, please contact your local ARM office for advice.

When produced in colour, the mark should be printed in Pantone 314 blue. Process colour reproduction may not match Pantone-identified solid colour standards.

When specifying the colour of the mark with process inks, the correct mix is:

Cyan                                                                     100
----------------------------------------------------------------------------
Magenta                                                                    0
----------------------------------------------------------------------------
Yellow                                                                   8.5
----------------------------------------------------------------------------
Black                                                                     34
----------------------------------------------------------------------------

 .  Do not alter or deform the shape of the mark.
 .  Do not replace the logotype with a different typeface or attempt to mimic the logotype typeface.
 .  Do not place competing visual elements close to the mark.
 . Do not set type near to the mark that could be construed as a corporate slogan or motto.

                                   Exhibit B

Trademark Use Guide
-------------------


The mark must appear exactly as shown in this guide; the elements, proportions and relationships must not change. The mark is available in stat repro form and in .eps for Macintosh or .WMF for PC platforms. These formats ensure the highest possible reproduction quality. However, should you need another format for a specific project, please contact your local ARM office for advice.

When produced in colour, the mark should be printed in Pantone 314 blue. Process colour reproduction may not match Pantone-identified solid colour standards.

When specifying the colour of the mark with process inks, the correct mix is:

Cyan                                                                       100
------------------------------------------------------------------------------
Magenta                                                                      0
------------------------------------------------------------------------------
Yellow                                                                     8.5
------------------------------------------------------------------------------
Black                                                                       34
------------------------------------------------------------------------------

 .    Do not alter or deform the shape of the mark.
 .    Do not replace the logotppe with a different typeface or attempt to mimic the logotype typeface.
 .    Do not place competing visual elements close to the mark.
 .    Do not set type near to the mark that could be construed as a corporate slogan or motto.

                                    Page37

                                   Exhibit C

Trademark Use Guide
-------------------


The mark must appear exactly as shown in this guide; the elements, proportions and relationships must not change. The mark is available in stat repro form and in .eps for Macintosh or .WMF for PC platforms. These formats ensure the highest possible reproduction quality. However, should you need another format for a specific project, please contact your local ARM office for advice.

When produced in colour, the mark should be printed in Pantone 314 blue. Process colour reproduction may not match Pantone-identified solid colour standards.

When specifying the colour of the mark with process inks, the correct mix is:


Cyan                                                                      100
-----------------------------------------------------------------------------
Magenta                                                                     0
-----------------------------------------------------------------------------
Yellow                                                                    8.5
-----------------------------------------------------------------------------
Black                                                                      34
-----------------------------------------------------------------------------

 .  Do not alter or deform the shape of the mark.
 .  Do not replace the logotppe with a different typeface or attempt to mimic the logotype typeface.
 .  Do not place competing visual elements close to the mark.
 . Do not set type near to the mark that could be construed as a corporate slogan or motto.

                                  Schedule 6

                         Running Royalty Payment Terms

Currency:      US Dollars

Frequency:     During the term of this Agreement, at the end of each Quarter of each year in which Royalties are payable.

When due:      Within thirty (30) days after the end of each Quarter, LICENSEE shall deliver the Royalty Report by first class mail or email and pay the Royalties.

What is due:   Payment by telegraphic transfer to Barclays Bank PLC, 15 Bene't
               Street, Cambridge, England, Sort Code 20-17-19, Account No.
               56139700.

Where sent:    To the address for ARM set forth in this Agreement via first class mail and to jurquhart@arm.com, aau@arm.com and pdavid@ arm.com via email.

                                  Schedule 6

                                   Exhibit 1

                            Form of Royalty Report

Part A

Cumulative Sales of ARM Compliant Product

  ----------------------------------------------------------------------------
      Number of units of        Number of units of ARM        Royalty Due
      Authorised Devices      Compliant Product (excluding
    Distributed in Quarter        Authorised Devices)
                                Distributed in Quarter
  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

Part B

       During the term of this Agreement, LICENSEE shall, upon ARM's request, discuss with ARM details of LICENSEE's product lines and product plans for the following Quarter. Such information shall be non-binding, supplied in good faith and treated as Confidential Information.

                                  Schedule 7

                               Payment Schedule

All sums due in accordance with the provisions of this Schedule shall be payable on receipt by LICENSEE of ARM's pro-forma invoice therefor.

Part A

__________________________________________________________________________________________________
    Technology License Fee       Price US$           Payment Due Date
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Fee for each Unique ARM              *          First Technology License fee due on receipt
 Compliant Product                               of pro forma invoice, and any subsequent
                                                 Technology License Fee due on the happening
                                                 of each respective Design Win Event.
--------------------------------------------------------------------------------------------------

Part B

-------------------------------------------------------------------------------------------------
          Model Fee              Price US$       Payment Due Date
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
For Model delivered under Part        *          On receipt of pro-forma invoice.
 A of Schedule 3
--------------------------------------------------------------------------------------------------

Part C

-------------------------------------------------------------------------------------------------
         Training Fee            Price               Payment Due Date
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 In respect of 4 days training        *          On receipt of pro-forma invoice.
 for 12 people taken during
 the period ending one year
 from the Effective Date.
--------------------------------------------------------------------------------------------------

Part D

-------------------------------------------------------------------------------------------------
         Support Fees            Price               Payment Due Date
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 In respect of * person days'         *          On receipt of pro-forma invoice.
 support per annum.
--------------------------------------------------------------------------------------------------

________________________

* Pursuant to a request for confidential treatment, selected information in this document has been omitted and separately filed with the Securities and Exchange Commission.

Part E

-------------------------------------------------------------------------------------------------
   Maintenance Fee               Price                   Payment Due Date
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
 In respect of each *                 *              On receipt of pro-forma invoice.
 maintenance per model.
--------------------------------------------------------------------------------------------------

Part F

-------------------------------------------------------------------------------------------------
    Porting Fees                 Price US$               Payment Due Date
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Porting Fees in respect              *              On receipt of pro-forma invoice.
 of the Pre-fabrication          (subject to
 characterisation                review,
                                 estimated value
                                 pending receipt
                                 of latest
                                 version of
                                 Design Rules)
--------------------------------------------------------------------------------------------------
Porting Fees in respect               *              On receipt of pro-forma invoice.
of the Design Transfer           (subject to
                                 review,
                                 estimated value
                                 pending receipt
                                 of latest
                                 version of
                                 Design Rules)
--------------------------------------------------------------------------------------------------

___________________________

* Pursuant to a request for confidential treatment, selected information in this document has been omitted and separately filed with the Securities and Exchange Commission.

Part G

--------------------------------------------------------------------------------------------------
     Option Fee                    Price US$                Payment Due Date
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 In respect of converting the      See below      On the date of election in accordance with
 license into a full license                      the provisions of Clause 10.1.
--------------------------------------------------------------------------------------------------

     The Option Fee shall be * less the aggregate of all Technology Licence Fees paid to ARM at the date of election and * of the aggregate of the Royalty Premiums that have been paid to ARM and Royalty Premiums that have accrued but not been paid to ARM at the date of election in accordance with the provisions of Clause 10.1. For the avoidance of doubt the LICENSEE shall be entitled to set off against the Option Fee (as defined in Clause 7.3) the aggregate of any licence fees paid under the "foundry model" and * of any Royalty Premium that have been paid to ARM and Royalty Premiums that have accrued but not been paid to ARM under the "foundry model" at the date of election in accordance with the provisions of Clause 10.1. Any amount which is set off against the Option Fee in accordance with this Clause shall be subject to adjustment by the auditors in accordance with Clause 7.11.


Part H

Software Development Toolkit

-------------------------------------------------------------------------------------------------
     Number of Seats               Price US$                Payment Due Date
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
      1 to 5                            *                   On receipt of pro-forma invoice
--------------------------------------------------------------------------------------------------
     6 to 20                            *                   On receipt of pro-forma invoice
--------------------------------------------------------------------------------------------------
     21 to 50                           *                   On receipt of pro-forma invoice
--------------------------------------------------------------------------------------------------
 Less than 50                           *                   On receipt of pro-forma invoice
--------------------------------------------------------------------------------------------------

These prices shall be fixed for one (1) year from the Effective Date and thereafter shall be charged at ARM's then current standard price for the Software Development Toolkit.

______________________

* Pursuant to a request for confidential treatment, selected information in this document has been omitted and separately filed with the Securities and Exchange Commission.

Part I

--------------------------------------------------------------------------------------------------
     Model Option Fee              Price US$                Payment Due Date
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
For Model delivered under               *           On receipt of pro-forma invoice following
Part A of Schedule 3                                exercise of option in accordance with the
                                                    provisions of Clause 4.2.
--------------------------------------------------------------------------------------------------

__________________________

* Pursuant to a request for confidential treatment, selected information in this document has been omitted and separately filed with the Securities and Exchange Commission.

                                  Schedule 8

                               End User Licence

     Virata Limited ("LICENSE") hereby grants and the END USER hereby accepts a non transferable and non-exclusive licence to use the Models under the following terms and conditions:

1. Ownership. The Models is the property of LICENSEE and/or its licensors. The END USER acquires no title, right or interest in the Models other than the licence rights granted herein.

2. Use. The END USER may use the Models on any one computer at one time except that the Models may be executed from a common disc shared by multiple CPUs provided that one authorised copy of the Models has been licensed from LICENSEE for each CPU executing the Models. END USER shall not reverse engineer, decompile or disassemble the Models, in whole or in part.

3. Copies. The END USER may make copies of the Models for back-up and archival purposes only. All copies of the Models must bear the same notice(s) contained on the original copies supplied by LICENSEE.

4. Models Limited Warranty. LICENSEE warrants that the disks containing the Models shall be free from defects and workmanship under normal use and the programs will perform in accordance with the accompanying documentation for a period of ninety (90) days from the date of delivery. Any written or oral information or advice given by LICENSEE distributors, agents or employees will in no way increase the scope of this warranty. LICENSEE's entire liability and the END USER's exclusive remedy will be, at LICENSEE's sole option, to replace the disk or to use LICENSEE's reasonable efforts to make the Models meet the warranty set forth above. Any replacement Models will be warranted for the remainder of the original warranty period or thirty (30) days, whichever is the longer. The END USER agrees that the supply of the Models does not include updates and upgrades, which may be available from LICENSEE under a separate support agreement.

     THE ABOVE WARRANTIES ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     IN NO EVENT SHALL LICENSEE BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM ITS PERFORMANCE OR FAILURE TO PERFORM UNDER THIS AGREEMENT OR THE FURNISHING, PERFORMANCE, OR USE OF ANY SOFTWARE LICENSED HERETO, WHETHER DUE TO BREACH OF CONTRACT, BREACH OF

     WARRANTY, OR NEGLIGENCE EVEN IF LICENSEE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     THE MAXIMUM LIABILITY OF LICENSEE SHALL BE LIMITED TO REFUND TO THE END USER THE FEE PAID BY THE END USER FOR THE SOFTWARE.

5. Assignment of the Agreement. This Agreement and any licence granted hereunder to the END USER may not be assigned, sub-licensed or otherwise transferred by the END USER to any third party without the prior written consent of LICENSEE. Transfer to a U.S. government department or agency or to a prime or lower tier contractor in connection with a U.S government contract shall be made only upon the prior written agreement to terms agreed by LICENSEE.

6. Terms and Termination. This Agreement and licences granted hereunder may be terminated forthwith by LICENSEE by written notice to the END USER in case of (i) breach by the END USER of any provisions of this Agreement, and
     (ii) non-payment by the END USER in due time of any sum due from the END USER in consideration of delivery and licence of this Models.

     Upon termination of this Agreement and of the licence granted hereunder, the END USER shall refrain from any further use of the Models, and LICENSEE may request either the destruction of any copy of the Models, in any form, in the possession of the END USER or the return of the same to LICENSEE.

7. Applicability. The limitations and exclusions above may not apply in certain countries or states where they conflict with local law. In cases where such a conflict exists the local law shall prevail and the remaining provisions of the Agreement shall remain in full force and effect.

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